Exhibit 10.1

                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

                         Dated as of September 30, 1999

      This Amendment No. 4 to Credit Agreement (this "Amendment") is made by and among TRIDEX CORPORATION, a Connecticut corporation ("Tridex"), PROGRESSIVE SOFTWARE, INC., a North Carolina corporation ("PSI"), ULTIMATE TECHNOLOGY CORPORATION, a New York corporation ("UTC", and collectively, together with TRIDEX and PSI, the "Borrowers" and each, individually, a "Borrower"), and FLEET NATIONAL BANK, a national banking association organized under the laws of the United States of America (the "Bank").

      PRELIMINARY STATEMENTS:

      A. The Borrowers and the Bank have entered into a Credit Agreement dated as of April 17, 1998. The Borrowers and the Bank have also entered into an Amendment No. 1 to Credit Agreement dated as of November 1, 1998 ("Amendment No. 1"). The Borrowers and the Bank have further entered into an Amendment No. 2 to Credit Agreement dated as of March 15, 1999 ("Amendment No. 2"). The Borrowers and the Bank have further entered into Amendment No. 3 to Credit Agreement dated as of June 30, 1999 ("Amendment No. 3"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement, as amended. As used herein, the term "Credit Agreement" shall mean the Credit Agreement, as amended pursuant to Amendment No. 1, Amendment No. 2, Amendment No. 3 and this Amendment.

      B. For good and valuable consideration, the receipt of which is acknowledged, the Borrowers and the Bank have agreed to further amend the Credit Agreement, as hereinafter set forth.

      SECTION 1. Recitals; Acknowledgement of Indebtedness. The above recitals are true and correct.

      As of September 30, 1999, the Borrowers are legally, validly, enforceably, jointly and severally indebted to the Bank under the Facility Documents, without defense, recoupment, counterclaim or offset as follows:

                                                       Principal
                                                       ---------

      Working Capital Loans                      $    5,400,000.00

      Term Loan                                  $   11,100,000.00

together with accrued and unpaid interest thereon and all other amounts due and owing thereunder.

      SECTION 2. Amendments. The Facility Documents are, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

      (a) The following definitions in the Credit Agreement are hereby amended and modified as follows:

            "Eligible Inventory" means, as of any date of determination thereof, all Inventory (valued at the lower of cost or its net realizable value as determined using GAAP) owned by the Borrowers, but excluding (a) all Inventory in which the Bank does not have a first perfected security interest, subject to no other Lien prior to or on a parity with such security interest, (b) all Inventory for which warehouse receipts or documents of title have been issued, unless the same are delivered to the Bank (c) all Inventory of PSI prior to the date that the Term Loan is paid in full and thereafter such inventory of PSI shall no longer be excluded hereunder, (d) all work-in-progress, packaging and labeling of any finished Inventory units housed at customer locations, and (e) all other Inventory deemed ineligible by the Bank because of any circumstance that could, in the Bank's judgement, reasonably exercised, adversely affect the quality of such Inventory as collateral security. Notwithstanding the preceding sentence, "Eligible Inventory" shall not include any Inventory not located at the premises owned by or leased to or contracted to a Borrower, unless such Inventory is in transit (and insured) or such Borrower has made a formal financing statement filing against the consignee of such Inventory and has given any party claiming of record a
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security interest in such consignee's Inventory, or other assets that might include such Inventory, notice of such Borrower's consignment arrangements with such consignee or has taken equivalent protective steps satisfactory to the Bank.

            "Margin" means the percentage points to be added to the Bank's Prime Rate or the then applicable LIBOR Rate, as follows:

            Libor Margin                   Prime Rate Margin
            ------------                   -----------------
               4.75%                              2.5%

            (b) Effective on the earlier of the payoff of the Term Loan or December 31, 1999, Section 8.2 of the Credit Agreement entitled "Net Worth" shall be automatically amended by deleting from the last sentence
"$15,400,000.00" and replacing it with "$20,000,000.00";

            (c) The Working Capital Loans, plus all accrued and unpaid interest thereon, shall be due and payable in full on March 31, 2000. Interest shall continue to be payable monthly in accordance with the terms of the Facility Documents;

            (d) The $300,000.00 principal payment originally due on the Term Loan on March 31, 1999, which was deferred to June 30, 1999, and was further deferred until September 30, 1999, is hereby further deferred until December 31, 1999. Interest shall continue to be payable monthly in accordance with the terms of the Facility Documents;

            (e) The $450,000.00 principal payment originally due on the Term Loan on June 30, 1999 and deferred until September 30, 1999, is hereby further deferred until December 31, 1999. Interest shall continue to be payable monthly in accordance with the terms of the Facility Documents;

            (f) The further $450,000.00 principal payment originally due on the Term Loan on September 30, 1999 is hereby deferred until December 31, 1999;

            (g) The outstanding principal balance of the Term Note, together with all accrued and unpaid interest thereon shall be due and payable in full on December 31, 1999;

            (h) In consideration of the deferral by the Bank set forth in
Section 2(c)-(g), the Borrowers agree to pay an extension fee deemed to be earned as of the date hereof in the amount of Thirty Thousand and No/100 DOLLARS ($30,000.00) ("Extension Fee"), payable in monthly installments of FIVE THOUSAND AND NO/100 DOLLARS ($5,000.00) commencing on October 1, 1999 and continuing on the first day of each month thereafter until either the Extension Fee is paid in full or the Loans are paid in full. In the event that the Loans are paid in full prior to the payment in full of the Extension Fee, then any balance due shall be waived. Time is of the essence with respect to each payment date set forth in this Amendment; and

            (i) Within one (1) day after the payoff of the Term Loan, the Borrowers shall deliver to the Bank an updated Borrowing Base Certificate, certified by Tridex's President or Chief Financial Officer. In the event that the Borrowing Base Certificate demonstrates that the Working Capital Loans exceed the Borrowing Base, then the Borrowers shall immediately make such payment as is necessary so that the Working Capital Loans do not exceed the Borrowing Base.

      SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Bank shall have received counterparts of this Amendment executed by the Borrowers and approved by the Bank and a counterpart executed by the Bank, and Section 2 hereof shall become effective when, and only when, the Bank shall have additionally received all of the following documents or items, each document (unless otherwise indicated) being dated the date of receipt thereof by the Bank (which date shall be the same for all such documents), in form and substance satisfactory to the Bank:

            (a) Certified copies of (i) the resolutions of the Board of
Directors of each of the Borrowers approving this Amendment and the matters contemplated hereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the matters contemplated hereby;
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            (b) A certificate of the Secretary or an Assistant Secretary of each of the Borrowers certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder;

            (c) Evidence that Massachusetts Mutual Life Insurance Company and its Affiliates ("Mass Mutual") have agreed to defer the interest payments due on April 17, 1999, July 17, 1999, October 17, 1999 and January 17, 2000 payable on the $11,000,000.00 Subordinated Debt to a date no earlier than April 15, 2000 and waive any other defaults that may exist under the documents and/or instruments evidencing such Subordinated Debt; and

            (d) An opinion of counsel to the Borrowers in form and substance acceptable to the Bank.

      SECTION 4. Representations and Warranties of Each of the Borrowers. Each of the representations and warranties made by each of the Borrowers in the Facility Documents or otherwise made by or on behalf of the Borrowers in connection therewith after the date thereof shall have been true and correct in all respects on the date when made and shall also be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Facility Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse.

      SECTION 5. Reaffirmation of Facility Documents. The Borrowers agree that:

            (a) This Amendment and each of the other Facility Documents as amended hereby, constitute legal, valid and binding obligations of the Borrowers enforceable against each Borrower in accordance with their respective terms.

            (b) The Credit Agreement and the Security Agreement create valid and perfected first priority security interests and liens in and to the Collateral covered thereby enforceable against all third parties in all jurisdictions, securing the payment of all Obligations, and the execution, delivery and performance of this Amendment do not adversely affect the aforesaid security interests and liens of the Credit Agreement and the Security Agreement.

            (c) Except as set forth in the Credit Agreement, there is no pending or threatened action or proceeding affecting the Borrowers or any of their Subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Borrowers or any of their Subsidiaries. There is no pending or threatened action or proceeding affecting the Borrowers or any of their Subsidiaries before any court, governmental agency or arbitrator which purports to affect the legality, validity or enforceability of this Amendment or any of the other Facility Documents, as amended hereby.

            (d) The Facility Documents existing on the date hereof constitute legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms. After giving effect to the amendments provided for in this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

      SECTION 6. Reference to and Effect on the Facility Documents.

            (a) Upon the effectiveness of Section 2 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder, "hereof," "herein" or words of like import, and each reference in any Facility Documents to the Credit Agreement or any other Facility Document, shall mean and be a reference to the Credit Agreement or such other Facility Document as amended hereby.

            (b) Except as specifically amended or modified pursuant to this Amendment, the provisions of the Credit Agreement, the Notes and the other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Credit Agreement, the Security Agreement and all of the Collateral described therein do and shall continue to secure the payment of all indebtedness and liabilities of the Borrowers to the Bank under the Credit Agreement and the other Facility Documents, as amended hereby.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under any of the Facility Documents, nor constitute a waiver of any provision of any of the Facility Documents.

      SECTION 7. Costs, Expenses and Taxes. Without limiting the foregoing or anything else contained herein, each of the Borrowers agrees to pay on demand all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable costs and expenses for the performance of a field audit, the reasonable fees and out-of-pocket expenses of counsel for the Bank (including the allocated costs of in-house counsel) with respect thereto and with respect to advising the Bank as to its rights and responsibilities hereunder and thereunder. Each of the Borrowers further agrees to pay on demand all reasonable costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses, including the allocated costs of in-house counsel), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees (including the allocated costs of in-house counsel) and expenses in connection with the enforcement of its rights. In addition, each of the Borrowers shall pay any and all taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

      SECTION 8. Waivers. The Borrowers waive, release and discharge any and all claims or causes of action of any kind whatsoever, whether at law or in equity, arising on or prior to the date hereof, which the Borrowers may have against the Bank, its affiliates, successors and assigns, agents, directors, employees and counsel, in connection with the Loans. The waivers and releases made herein include the Borrowers' waiver of any damages which may have been, or may in the future be, caused to the Borrowers, their properties or business prospects because of the actions waived and released and the agreements made herein, including, without limitation, any actual or implicit, direct or indirect, incidental or consequential damages suffered by the Borrowers therefrom, including, but not limited to: (a) lost profits; (b) loss of business opportunity; (c) increased financing costs; (d) increased legal and other administrative fees; and (e) damages to business reputation.

      SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

      SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Connecticut, without reference to Connecticut's choice of law rules.

      SECTION 11. COMMERCIAL WAIVER. EACH BORROWER ACKNOWLEDGES THAT THE LOANS EVIDENCED BY THE NOTES ARE FOR COMMERCIAL PURPOSES AND WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER SECTIONS 52-278a THROUGH 52-278n OF THE CONNECTICUT GENERAL STATUTES AS NOW OR HEREAFTER AMENDED AND AUTHORIZES THE ATTORNEY OF THE BANK, OR ANY SUCCESSOR THERETO, TO ISSUE A WRIT OF PREJUDGMENT REMEDY WITHOUT COURT ORDER. FURTHER, EACH BORROWER HEREBY WAIVES TO THE EXTEND PERMITTED BY LAW, THE BENEFITS OF ALL VALUATION, APPRAISEMENTS, HOMESTEAD, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BECOME LAWS. EACH BORROWER ACKNOWLEDGES THAT IT MAKES THESE WAIVERS AND THE WAIVERS CONTAINED IN SECTION 10.8 OF THE CREDIT AGREEMENT KNOWINGLY, VOLUNTARILY AND AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THESE WAIVERS WITH ITS ATTORNEYS.

      SECTION 12. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE BORROWERS AND BANK WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE BORROWERS AND THE BANK DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE BORROWERS AND THE BANK HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTIONS, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH,

RELATED TO, OR INCIDENTAL TO, THIS AMENDMENT OR ANY OF THE OTHER FACILITY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      SECTION 13. Further Assurances.

            (a) Regarding Preservation of Collateral. The Borrowers will execute and deliver to the Bank such further documents, instruments, assignments and other writings, and will do such other acts necessary or desirable, to preserve and protect the Collateral at any time securing or intended to secure the Obligations, as the Bank may reasonably require.

            (b) Regarding this Amendment. The Borrowers will cooperate with, and will do such further acts and execute such further instruments and documents as the Bank shall reasonably request to carry out to its satisfaction the transactions contemplated by this Amendment and the other Facility Documents.

      SECTION 14. Notices. Notices given after the date hereof shall be delivered to the parties hereto at their respective "Address for Notices" on the signature page of this Amendment.

                  [Remainder of Page Left Intentionally Blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                         TRIDEX CORPORATION

                                         By:____________________________________
                                              George T. Crandall
                                              Its Treasurer
                                              Duly Authorized

                                              Address for Notices:

                                              61 Wilton Road
                                              Westport, CT 06880

                                         ULTIMATE TECHNOLOGY CORPORATION

                                         By:____________________________________
                                              George T. Crandall
                                              Its Treasurer
                                              Duly Authorized

                                              Address for Notices:

                                              61 Wilton Road
                                              Westport, CT 06880

                                         PROGRESSIVE SOFTWARE, INC.

                                         By:____________________________________
                                              Daniel Bergeron
                                              Its Treasurer
                                              Duly Authorized

                                              Address for Notices:

                                              61 Wilton Road
                                              Westport, CT 06880

                                         FLEET NATIONAL BANK

                                         By:____________________________________
                                              Vincent J. Pitts
                                              Its Vice President
                                              Duly Authorized

                                              Address for Notices:

                                              Fleet National Bank
                                              777 Main Street
                                              CT MO H21B
                                              Hartford, CT 06115
                                              Facsimile No.: (860) 986-7624